Employee Benefit Plan	12 Months Ended
Dec. 31, 2014
Compensation and Retirement Disclosure [Abstract]
Compensation and Employee Benefit Plans
Employee Benefit Plan
The Company has a 401(k) retirement plan, which covers all U.S. employees scheduled for and working more than 20 hours per week. The Company may provide a discretionary match with a maximum amount of 50% of the first 6% of eligible participant’s compensation, which vests ratably over four years. Contributions under the plan during were approximately $239 during both years ended December 31, 2014 and 2013, including $176 and $173 presented in discontinued operations in the accompanying statements of operations for the years ended December 31, 2014 and 2013, respectively.